UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: May 20, 2013

Empire Energy Corporation International

(Exact name of registrant as specified in its charter)

Nevada	1-10077	87-0401761
(State or other jurisdiction of Incorporation)	(Commission file number)	(IRS employer Identification no.)

6750 Antioch Road, Suite 305

Merriam, Kansas 66204

(Address of principal executive offices, including zip code)

(913) 663-2310

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On 20th of May 2013, Empire Energy Corporation International (Empire) issued a press release, as follows:

New York, May 20, 2013 (ABN Newswire) - Empire Energy Corporation International (OTCMKTS:EEGC), has announced the engagement of Marston Webb International of New York effective May 16, 2013. The agency, which will assist the company in managing all aspects of its public and investor relations along with market awareness programs, brings to Empire Energy more than 30 years of relevant industry experience.

In making the announcement today Malcolm Bendall, CEO of Empire energy said the board had made considerable progress in consolidating its global business and in positioning the company to take the fullest advantage of its present and future oil and gas exploration and exploitation.

Malcolm Bendall, CEO of Empire Energy commented; "It is our intention to keep investors fully acquainted with our progress and the excitement we feel about the future of our company. We are very pleased and feel fortunate to have been able to retain such an internationally known firm to represent our company to assist us in building reputation and awareness on a global basis. Our board looks forward to working with Marston Webb," he said

Under the terms of Marston Webb's engagement, the firm will be paid a retainer of $15,000.00 and a monthly fee of $10,000.00 The Agency will not be granted stock options or common shares of the Company under this agreement.

Cautionary Note Regarding Forward-Looking Statements

Safe Harbor: Pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, and within the meaning of Section 27A of the Securities Act of 1933 and Section 21B of the Exchange Act of 1934, any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals and assumptions of future events or performance are not statements of historical fact and may be "forward-looking statements." Forward-looking statements are based on expectations, estimates and projections at the time the statements are made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated. Forward-looking statements in this release may be identified through the use of words such as expects, will, anticipates, estimates, believes, or statements indicating certain actions such as "may," "could," or "might" occur. Such statements reflect the current views of Empire Energy with respect to future events and are subject to certain assumptions, including those described in this release. These forward-looking statements involve a number of risks and uncertainties, including the timely development and market acceptance of products, services, and technologies, competitive market conditions, successful integration of acquisitions, the ability to secure additional sources of financing, the ability to reduce operating expenses and other factors. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. Empire Energy Corporation International does not undertake any responsibility to update the "forward-looking" statements contained in this news release.

About Empire Energy Corporation International

Empire Energy Corporation International (OTCMKTS:EEGC) is an international oil and gas exploration company, focusing on developing assets in one of the world's last virgin basins and to become a leading low-cost finder of hydrocarbons. The Company is currently operating in Tasmania's central and northern basins.

Contact

Empire Energy Corporation International

Website: www.empireenergy.com

MEDIA:

MARSTON WEBB INTERNATIONAL

270 Madison Avenue

New York, New York 10016

Phone: (212) 684-6601

Fax: (212) 725-4709

Email: marwebint@cs.com

http://www.marstonwebb.com

New York, May 20, 2013 (ABN Newswire) - Empire Energy Corporation International (OTCMKTS:EEGC), announced today the engagement of Wedgewood Investment Group of New York effective May 16, 2013.

Wedgewood has been retained to prepare the documentation and filings to produce a secured, asset backed, 5 year Bond in the amount of Nine Hundred and Ninety Eight Million ($998,000,000.) dollars, bearing a 7% coupon. The asset being used to secure the Bond is identified in the Senergy, Competent Persons Report (CPR), a copy of which is available on Empire's website. The completed package will include; Due Diligence, Preparation of the PPM and Prospectus, Legal Review, Placement Agent appointment, the Filing of the 144A, Registration of ISN and CUSIP Numbers, Transfer Agent appointment and preparation of documentation for listing the Bond on an exchange.

Malcolm Bendall, CEO of Empire Energy stated; ""We have taken this route as part of our overall strategic plan to obtain the necessary additional funds to finally take our Tasmanian project to reality. We are pleased that the Asset Backed Bond is available to us as an alternative to trying to raise money through the public markets."

Under the terms of Wedgewood's engagement, the firm will be paid a retainer of $50,000.00 with the balance of $10,000.00 being paid on the delivery of the completed Bond package.

Cautionary Note Regarding Forward-Looking Statements

Safe Harbor: Pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, and within the meaning of Section 27A of the Securities Act of 1933 and Section 21B of the Exchange Act of 1934, any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals and assumptions of future events or performance are not statements of historical fact and may be "forward-looking statements." Forward-looking statements are based on expectations, estimates and projections at the time the statements are made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated. Forward-looking statements in this release may be identified through the use of words such as expects, will, anticipates, estimates, believes, or statements indicating certain actions such as "may," "could," or "might" occur. Such statements reflect the current views of Empire Energy with respect to future events and are subject to certain assumptions, including those described in this release. These forward-looking statements involve a number of risks and uncertainties, including the timely development and market acceptance of products, services, and technologies, competitive market conditions, successful integration of acquisitions, the ability to secure additional sources of financing, the ability to reduce operating expenses and other factors. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. Empire Energy Corporation International does not undertake any responsibility to update the "forward-looking" statements contained in this news release.

About Empire Energy Corporation International

Empire Energy Corporation International (OTCMKTS:EEGC) is an international oil and gas exploration company, focusing on developing assets in one of the world's last virgin basins and to become a leading low-cost finder of hydrocarbons. The Company is currently operating in Tasmania's central and northern basins.

Contact

EMPIRE ENERGY CORPORATION INTERNATIONAL

Website: www.empireenergy.com

Media:

MARSTON WEBB INTERNATIONAL

270 Madison Avenue

New York, New York 10016

Phone: (212) 684-6601

Fax: (212) 725-4709

Email: marwebint@cs.com

http://www.marstonwebb.com

WEDGEWOOD INVSTMENT GROUP LLC

http://www.wedgewoodinc.com

Inquiries: info@wedgewoodinc.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE ENERGY CORPORATION INTERNATIONAL

Dated: May 21, 2013

By: /s/ Malcolm Bendall

Mr. Malcolm Bendall

Chief Executive Officer

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